OTHER (INCOME) EXPENSES, NET (Details) ₪ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)	Dec. 31, 2015 ILS (₪)
Adjustment of purchase price of subsidiary sold				$ (101)
Impairment of goodwill and intangible assets				929
Gain on sale of subsidiary	[1]			(951)
prior years expenses			940
Other		(147)	(104)	(145)
Other expenses, net		$ (147)	$ 836	(268)
Mapa Internet Ltd. [Member]
Total consideration				$ 600
Mapa Internet Ltd. [Member] | Israel, New Shekels
Total consideration | ₪					₪ 2,300

[1]	On December 31, 2015, the Company sold its entire holding in the subsidiary Mapa Internet Ltd. For a total consideration of NIS 2.3 million (approximately US$ 600,000). Management does not believe that the sale of Mapa internet Ltd represents a strategic shift for the company. As a result, the above transaction has not been reflected in the accompanying consolidated financial statements as discontinued operations.